UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2006

Date of Report

(Date of earliest event reported)

DIGITAS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29723	04-3494311
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

33 Arch Street, Boston Massachusetts 02199

(Address of principal executive offices, including zip code)

(617) 867-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Digitas Inc. issued a press release on July 25, 2006, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, in which it announced the election on July 25, 2006, of Orlando Ayala, senior vice president and head of the Emerging Segments Market Development Group at Microsoft Corporation, and Paul Sagan, president and chief executive officer of Akamai Technologies, Inc., to the Digitas Board of Directors.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Digitas Inc. press release issued on July 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: July 26, 2006	/s/ Ernest W. Cloutier
Ernest W. Cloutier
Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Digitas Inc. press release issued on July 25, 2006.